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RADIENT PHARMACEUTICALS
CORPORATION

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RADIENT PHARMACEUTICALS CORPORATION
2492 Walnut Avenue, Suite 100
Tustin, California 92780

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 8, 2010
10:00 AM

A Letter To Our Stockholders
From Our Chairman & CEO

The Board of Directors of Radient Pharmaceuticals Corporation (“RPC”) is seeking stockholder approval at this Special Shareholders Meeting, for what we have described as our Financial Stabilization Plan (“the Plan”). The Plan is focused around building upon a highly improved balance sheet, eliminating up to approximately $6.3 million in debt, infusing approximately $10 million in new equity from long-term institutional investors and creating a new stock option plan that will incentivize management and employees to drive our In-vitro Diagnostics (“IVD”) business to new heights in sales and profitability in 2010 and beyond.

Understanding Our Past Corporate Financing Opportunities: Beginning in the second half of 2008, and coupled with the global financial market meltdown, RPC‘s only available corporate financing path was one that has not helped promote our stock price and has not raised nearly as much capital that we had planned for. It is critical for us to reverse this path.  To do so, we must raise at least $10 million in new equity from long-term institutional investors and convert our outstanding debt to equity; such actions will unburden RPC from its current debts and allow us to underwrite the significant expansion of our IVD business.

Focusing on Being Good at One Thing: By mid-2009, given the level of capital we raised since 2008, it became clear that we did not have the necessary capital to maintain sufficient controls on our international operations in China, nor did we have sufficient capital to operate our U.S. based IVD business and underwrite the high costs associated with being a public company. After consulting with our China division’s executive team, we decided to implement a deconsolidation plan to monetize our Chinese operations either through a sale or public listing. The current goal is to complete the deconsolidation in 2010. When the monetization is complete, we will be able to operate RPC as a strictly IVD based company. We believe with the right financial resources we can make this into a fast growing and profitable enterprise.

We Believe Our Plan Provides Significant Value to Our Existing Stockholders Despite the Dilution: We believe that the Plan will provides RPC with enough robust financial resources to make RPC’s IVD business a huge success. Yet, the Plan calls for the conversion of up to $6.3 million in various debt obligations, the sales of up to 30 million new shares and the creation of a new incentive stock option plan for management and employees of up to a total of 6 million shares. If all of the Proposals in this Proxy Statement are approved and the proposed transactions are completed at the floor pricing of $0.28 per share, the number of outstanding shares of common stock will be 87,970,363. Although this would result in an effective dilution for existing stockholders of approximately 287%,  the Company and our stockholders will receive approximately $11.4 million in new capital, the potential conversion of up to $9.6 million in warrants and the elimination of approximately $6.3 million in debt, which may provide a combine improvement in the Company's balance sheet by approximately $27.3 million..  Management believes that the plan will be sufficient to cure the deficiencies cited by the NYSE-AMEX to satisfy their Continuing Listing Standards and remain in compliance therewith.

New Incentive Stock Option Plan: The management and employees of RPC have made significant sacrifices for the Company over the past year to help the Company survive. These sacrifices have included working without pay for several months at a time, paying their own travel and entertainment expenses without reimbursement, and working extremely long hours due to cut backs in personnel.  We believe that our people deserve to participate in the growth of the Company by providing them with incentives based on achieving certain performance milestones.  This places the financial interests of the management and employees’ side-by-side with that of the shareholders. You are encouraged to vote in favor of this Proposal.

Please Consider Our Plan Carefully and Vote In Favor of the 10 Proposals in this Proxy: Due to the multiple prior financings with various note holder groups, we have to provide you with 10 individual Proposals to consider and approve; together, these 10 Proposals make up the fabric of our Plan. The affirmative votes in favor of all of the Proposals, is in our view critical, to the overall success of RPC.  With that in mind, we implore you to review the following Proposals carefully and vote in favor of each of them.

Sincerely,

Douglas C. MacLellan
Chairman & CEO
Radient Pharmaceuticals Corporation
February ___, 2010

The Special Meeting of Stockholders of Radient Pharmaceuticals Corporation (the “Company”) will be held at the Company’s corporate office, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on April 8, 2010, at 10:00 am, local time, to consider and vote upon:

1.
    POTENTIAL NEW OFFERING: A proposal to authorize the issuance of up to 30,000,000 shares of our common stock, par value $0.001 (the “Common Stock”) in connection with a potential offering of either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to one or a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute up to approximately 128% of our  issued and outstanding shares as of  January 28, 2010, on terms deemed acceptable by our Board of Directors, which may include a potential issuance price per share below our Common Stock’s book value or its market value at the time of issuance, but at a price not greater than a 30% discount to the market value of a share of our Common Stock at the time of the issuance of the shares sold in one or more closings;

2.
    ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING SERIES 1 AND SERIES 2 SENIOR NOTES AND ACCOMPANYING WARRANTS: A proposal to approve and ratify the issuance of up to an aggregate of 13,096,386 shares of our Common Stock, issuable upon exchange and cancellation of : (i) all principal amount of the outstanding 12% Series 1 Notes we issued in December 2008 and January 2009 (the “Series 1 Notes”) and in May 2009 and June 2009 (the “Series 2 Notes,” together with the Series 1 Notes, the “Series 1 and 2 Notes”), respectively; (ii) all of the interest accrued thereon, accruing at the contractual default rate of 18% per annum through June 30, 2010 which number of shares would constitute up to approximately 55.9% of our outstanding shares as of January 28, 2010 ; and (iii) a reduction of the warrant exercise price issued pursuant to the Series 1 and 2 Notes to $0.28 per share (“Investor Warrants”) which current exercise prices range between $0.98 and $1.13 per share, all pursuant to an exchange agreement with such note holders;

3.
    ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING 10% CONVERTIBLE NOTES AND ADDITIONAL WARRANTS: A proposal to approve and ratify the issuance of up to 6,719,617 shares of our Common Stock, issuable upon exchange and cancellation of all principal amount of the outstanding 10% Convertible Promissory Notes we issued in September 2008 (the “10% Convertible Notes”) and all of the interest accrued thereon at the new rate of 18% per annum, which number of potentially issuable shares constituted approximately 28.7% of our issued and outstanding shares as of January 28, 2010.  In addition, in consideration of the exchange, the exchanging 10% Note Holders will also receive five (5) year warrants to purchase up to 2,901,323 shares of common stock (one-half (½) of the number of shares Common Stock issued to each exchanging10% Note Holder upon such exchange) representing an additional approximate 12.4% of outstanding shares of January 28, 2010, and the warrants issued to the exchanging 10% Note Holders in connection therewith shall be exercisable at a price equal to $0.28 per share.  This exchange shall occur pursuant to an exchange agreement with such note holders.

4.
    ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING NOTES AND RELATED RATIFICATION AND APPROVAL OF THE NOTE AND WARRANT PURCHASE AGREEMENT DATED AS OF SEPTEMBER 15, 2009 WITH ST. GEORGE INVESTMENTS, LLC (“ST. GEORGE”) AND THE RELATED WARRANTS: A proposal to approve and ratify the issuance of up to 1,755,239 representing an additional approximate 7.5% of outstanding shares of our Common Stock as of January 28, 2010, issuable: (i) upon exchange and cancellation of all of the remaining principal amount of the outstanding 12% promissory note we issued on September 15, 2009 (the “St. George Note”) at a rate of $0.28 per share; (ii) 250,000 shares issuable due to our default on the St. George Note; (iii) 500,000 shares of common stock underlying the warrants issued to St. George accompanying the St. George Note; and, (iv) any additional shares to be issued to St. George to cure defaults under the St. George Note, which shares (i) – (iv) may exceed the NYSE Amex 19.99% cap limitation (the “19.99% Cap”) in effect under the Note and Warrant Purchase Agreement.  The aggregate number of potentially issuable shares constitutes approximately 7.5% of our issued and outstanding shares as of the closing date of the St. George Note and stockholders are being asked to approve and waive the 19.99% Cap with regard to shares of our Common Stock to be issued to St. George under the Note and Warrant Purchase Agreement;

5.
    ISSUANCE OF COMMON STOCK IN EXCHANGE FOR AN EXISTING BRIDGE LOAN AND ADDITIONAL WARRANTS: A proposal to approve and ratify the issuance of up to 404,526 shares of our Common Stock representing an additional approximate 1.7% of outstanding shares as of January 28, 2010 issuable upon exchange and cancellation of : (i) all principal  of the outstanding Bridge Note we issued in September 2009 (the “Bridge Note”); (ii) all of the interest accrued thereon, accruing at the contractual default rate of 18% per annum; (iii) a reduction of the warrant exercise price issued pursuant to the Series 1 and 2 Notes to $0.28 per share; and (iv) all other fees we contractually agreed to pay pursuant to the Bridge Note, all pursuant to an exchange agreement with such note holders;

v

6.
    RATIFICATION AND APPROVAL OF THE ISSUANCE OF COMMON STOCK IN EXCHANGE FOR COMPENSATION DUE UNDER CONSULTING AGREEMENT AND RELATED WARRANTS.  A proposal to approve and ratify the issuance of up to 514,286 shares of our Common Stock representing an additional approximate 2.2% of outstanding shares as of January 28, 2010 in exchange for cash consulting fees due under the Consulting Agreement with Cantone Asset Management, LLC (“CAM”) dated September 9, 2009 (“Cantone Consulting Agreement”) and the reduction in the warrant exercise price from $0.60 per share to $0.28 per share of warrants to purchase 200,000 shares issued to CAM in connection therewith;

7.
    ISSUANCE OF COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED: A proposal to approve and ratify the issuance of up to an aggregate of 343,535 shares of our common stock representing an additional approximate 1.5% of outstanding shares as of January 28, 2010 to the placement agents of the 10% Convertible Notes and the Series 1 and 2 Notes in consideration for their efforts in connection with obtaining the note holders’ consent to the exchange agreements referenced in  proposals 2 and 3 above;

8.
    ISSUANCE OF ADDITIONAL WARRANTS: A proposal to approve and ratify the issuance of warrants to purchase  up to an additional 5,697,513 shares of our Common Stock representing an additional approximate 24.3% of outstanding shares as of January 28, 2010 on exercise of outstanding warrants to purchase shares of Common Stock issued pursuant to the private offering of 3,289,285 shares of our common stock and warrants to purchase  an aggregate of 1,644,643 shares of our common stock on November 30, 2009 (the “Registered Direct2009 Offering”), at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time.  If this Proposal is approved, then the purchasers in the Registered Direct 2009 Offering will have received warrants to purchase a total of  7,342,156 shares of Common Stock at an exercise price of $.28 per share which shares by themselves will  exceed the NYSE Amex 19.99% Cap Limitation, which 19.99% Cap Limitation the stockholders are being asked to waive; and,

9.
    AMENDMENT OF CERTIFICATE OF INCORPORATION: to increase the authorized number of shares of common stock by 100,000,000 shares of common stock for a total of 200,000,000 shares of authorized common stock;

10.
   2010 PERFORMANCE AND EQUITY INCENTIVE PLAN: The approval of our 2010 Performance and Equity Incentive Plan (the “2010  Performance and Equity Plan”) providing for our issuance of options to purchase 6,000,000 shares of our common stock; and

11.	OTHER BUSINESS: Such other business as may properly come before the Special Meeting.

Only stockholders of record on February 11, 2010 are entitled to notice of and to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy in the accompanying reply envelope, or submit your proxy by telephone or the Internet. You may revoke your proxy at any time before it is voted.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the Special Meeting. Stockholders may vote in person if they attend the Special Meeting even though they have executed and returned a proxy.

By order of the Board of Directors,

President and Chief Executive Officer

Tustin, California
February ___, 2010

TABLE OF CONTENTS

Page

ABOUT THE SPECIAL MEETING	1
INTRODUCTION TO PROPOSALS 1 through 8 — AUTHORIZE OR APPROVE AND RATIFY THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK (INCLUDING SHARES OF COMMON STOCK ISSUABLE ON TERMINATION OF OUTSTANDING NOTES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK) BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE	3
PROPOSAL 1 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 30,000,000 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK AT A PRICE PER SHARE OF UP TO A TWENTY PERCENT (20%) DISCOUNT FROM OUR COMMON STOCK’S MARKET VALUE AT THE TIME OF ISSUANCE	6
PROPOSAL 2 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 13,096,386 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE	8
PROPOSAL 3 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 9,620,940 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING WARRANTS AND NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE	11
PROPOSAL 4 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 1,755,239 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE AND WAIVE THE 19.99% CAP LIMITATION	14
PROPOSAL 5 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 404,526 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE	17
PROPOSAL 6 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR COMPENSATION DUE UNDER A CONSULTING AGREEMENT	19
PROPOSAL 7 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 343,535 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED	21
PROPOSAL 8 – APPROVE AND RATIFY THE ISSUACNE OF WARRANTS TO PURCHASE UP TO 5,697,513 SHARES OF COMMON STOCK UNDERLYING WARRANTS AND WAIVE THE 19.99% CAP LIMITATION	22
PROPOSAL 9 — AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK	24
PROPOSAL 10 — APPROVE AND RATIFY THE 2010 PERFORMANCE AND EQUITY PLAN	26
OUTSTANDING EQUITY COMPENSATION PLAN INFORMATION	29
EXECUTIVE COMPENSATION AND OTHER INFORMATION	29
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
PROPOSALS FOR THE NEXT ANNUAL MEETING	32
COMMUNICATION WITH THE BOARD OF DIRECTORS	33
OUR AUDITORS	33
OTHER MATTERS	34
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	34
INFORMATION ON RADIENT’S WEBSITE	37
INCORPORATION BY REFERENCE	35
Exhibit A: Amendment to Certificate of Incorporation	40
Exhibit B: 2010 Performance and Equity Incentive Plan

RADIENT PHARMACEUTICALS CORPORATION

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

References to “RADIENT,” the “Company,” “we,” “our” or “us” in this proxy statement (“Proxy Statement”) refer to Radient Pharmaceuticals Corporation and its subsidiaries unless otherwise indicated by context.

ABOUT THE SPECIAL MEETING

Why have I received these materials?

This proxy statement is furnished by our Board of Directors in connection with the solicitation of proxies for use at the Special Meeting of Stockholders to be held on April 8, 2010 and at any adjournment thereof. The Special Meeting has been called to consider and vote upon: (i) a proposal to authorize the issuance of up to 30,000,000 shares of our Common Stock in connection with a potential offering of Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute approximately 128% of our issued and outstanding shares as of January 28, 2010, on terms deemed acceptable by the Board of Directors, which may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance; (ii) four proposals to approve and ratify the issuance of up to 24,877,091 shares of Common Stock in exchange for the cancellation of certain of our currently existing outstanding Notes and accompanying warrants, as further described herein; (iii) a proposal to approve a ratify the issuance of up to 514,286 shares of Common Stock to one of our consultants; (iv) a proposal to approve and ratify the issuance of up to 5,697,513 shares of our common stock in connection with the exercise of existing warrants issued pursuant to the investors of our Registered Direct Offering, which issuance may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance; (v) a proposal to approve 343,535 shares of our common stock as consideration for services rendered in connection with the exchange agreements referenced herein; (vi) a proposal to approve amending our Certificate of Incorporation to increase the amount of our authorized capital; (vii) a proposal to approve the 2010 Performance and Equity Incentive Plan; and, (viii) such other business as may properly come before the Special Meeting. All of the shares of common stock issuable pursuant to the various agreements and plan discussed in the proposals are collectively referred to herein as the Proxy Shares.  We are sending this Proxy Statement and the accompanying proxy to our stockholders on or about February 26, 2010.

When and where is the Special Meeting?

The Special Meeting will be held at the Company’s corporate offices, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780 on April 8, 2010, at 10 a.m., local time.

All stockholders, including stockholders of record and stockholders who hold their shares through banks, brokers, nominees or any other holder of record, as of the close of business on February 11, 2010, the record date for the Special Meeting, may attend the Special Meeting. You must bring a form of personal photo identification with you in order to be admitted to the meeting. We reserve the right to refuse admittance to anyone without proper proof of stock ownership and without proper photo identification. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Special Meeting.

Who is entitled to vote at the Special Meeting?

The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of our Common Stock. The close of business on February 11, 2010 has been fixed by our Board of Directors as the record date. Only stockholders of record as of the record date may vote at the Special Meeting. As of the record date, we had [  ] shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting.

How do I vote by proxy?

You may vote by:

•	attending the Special Meeting and voting in person;

•	signing and dating each proxy card you receive and returning it in the enclosed prepared envelope;

•	using the telephone number printed on your proxy card;

•	using the Internet voting instructions printed on your proxy card; or

•	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee.

If you have Internet access, we encourage you to record your vote via the Internet.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as our Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting.

Can I change or revoke my vote?

You may change or revoke your proxy at any time before the vote is taken at the Special Meeting:

•	if you hold your shares in your name as a stockholder of record, by notifying our Secretary at 2492 Walnut Avenue, Suite 100, Tustin, California 92780;

•	by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy card;

•	if you voted by telephone or the Internet, by voting a second time or by telephone or the Internet; or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Who is soliciting my proxy and who will bear the expense of solicitation?

The proxy is solicited on behalf of our Board of Directors. The original solicitation will be by mail. Following the original solicitation, our Board of Directors expects that certain individual stockholders may be further solicited through telephone or other oral communications from our Board of Directors or from specially engaged employees or paid solicitors that our Board of Directors intends to engage. Our Board of Directors intends to solicit proxies for shares that are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and the Company may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. We will bear all solicitation expenses.

What constitutes a quorum for purposes of the Special Meeting?

Holders of not less than one third (33 1/3%) of the outstanding shares of stock entitled to vote present or represented by proxy constitutes a quorum for the Special Meeting.

How are votes counted?

With respect to the 2010 Equity Incentive Plan  (“Plan”) and the Amendment to the Certificate of  Incorporation  (“Amendment”), the affirmative vote of a majority of the shares entitled to vote at the Special Meeting is required to approve each of these Proposals.

The affirmative vote by holders of a majority of the shares of our Common Stock represented at the Special Meeting is required to approve  to all of  the other Proposals set forth herein, provided a quorum is present in person or by proxy. In counting votes, abstentions, broker non-votes (i.e., shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a majority is required.

Your vote is important. We encourage you to vote as soon as possible.

INTRODUCTION TO THE PROPOSALS

Need for Additional Financing

Our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Management believes that the issuance of additional shares of Common Stock for cash and the issuance of shares of Common Stock  upon exchange of certain of the Company’s outstanding debt and/or the exercise of certain outstanding Common Stock purchase warrants, all as discussed below, at varying discounts from the greater of a share of Common Stock’s book value or market value at the time of issuance were necessary and that they may represent a less expensive and more readily available source of funds for the Company’s operations than further private placements.

However, as there can be no assurance as to if, when, or as any of such warrants will be exercised, management further believes that obtaining the stockholders’ authorization for a prospective issuance of additional securities issued below the greater of book value or market value at the time of the issuance (either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase shares of Common Stock), the conversion or exercise of which securities may include a potential issuance price per share below the greater of book value or market value at the time of issuance, also is necessary. The Company needs such prospective issuances authorized for numbers of shares and for pricing in order to maintain financial flexibility for the Company’s operations.

The Company is also carrying an aggregate of approximately $7,900,000 of indebtedness that is in default, or is due on outstanding notes and other contractual obligations which are past due or soon to be due.  Management is concerned that we may not have sufficient cash to satisfy these debts and carry on our current operations.  Therefore, Management believes it is prudent to reserve as much cash as possible for our operations.  To that end, Management has entered into various exchange agreements with several of these debt holders pursuant to which the parties agreed, pending the shareholder approval being sought pursuant hereto, to exchange several of our outstanding notes for shares of our Common Stock.  As stated above, this will provide the Company with a less expensive means to repaying its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.  The terms of these exchange agreements are explained in more detail in the proposals below.  Although the exchange terms vary slightly, a few provisions are consistent in all of the exchange agreements.  One, all of the issuances pursuant to the exchange agreement are subject to shareholder approval; if we do not receive shareholder approval pursuant to this proxy, we maintain the right to seek it again later this year, otherwise, we shall fall back into default on these debts.  Once we obtain shareholder approval to issue all of the shares pursuant to all of the exchange agreements, upon such issuance, the debt will be forgiven and the holders shall waive all current and future defaults under the debt.  Two, we agreed to use our best efforts to register the shares issuable pursuant to the exchange agreements in the next registration statement we file under the Securities Act of 1933, as amended.  Three, all of the shares to be issued under these proposals are subject to NYSE Amex listing approval.

Need for Stockholder Approval

In order to raise sufficient funds to maintain our operations, management believes that, given recent market conditions, we need to offer, and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of our Common Stock, at a sale price (or having a conversion price or exercise price) per share that may be less than a share of Common Stock’s book value or market value at the time of issuance. Our Board of Directors is contemplating the issuance of up to 30,000,000  shares of Common Stock (128.8% of the shares outstanding at January 28, 2010) , either on conversion of convertible preferred stock or convertible debt, exercise of warrants or a direct issuance of Common Stock (with restrictions on marketability) at a potential issuance price per share below the greater of a share of Common Stock’s then-current book value or market value at the time of issuance. Our Board is also contemplating the issuance of up to 24,877,091 shares of common stock (106% of  the shares outstanding at January 28, 2010) in exchange for a majority of all of our outstanding debt.  For this purpose, market value will be equal to the average closing prices of our Common Stock as reported on the NYSE Amex LLC (formerly known as AMEX) (“NYSE Amex”), or such other market on which our shares may be trading, for at least the five consecutive trading days immediately preceding the dates of sale.

Under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of Common Stock, warrants to purchase shares of Common Stock or other securities convertible into shares of Common Stock, that equals an aggregate of more than 19.99% more of our then-outstanding Common Stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance (the “19.99% Cap”). Under such Rule, we believe that each of the potential issuances referenced in Proposals 1 through 8 is regarded as a “stand-alone” issuance. As of January 28, 2010, the Company had 23,439,261 shares of common stock outstanding and therefore, Proposal 1, 2, 3, 8 and 9 will result in the issuance of more than the 19.99% Cap if all of the shares described therein are issued.  If however, AMEX calculates the 19.99% Cap with all of the Proxy Shares, then the issuances contemplated herein far exceed the 19.99% Cap.  In the event that the stockholders fail to ratify any of the potential issuances of shares underlying such promissory notes or warrants referenced in Proposals 2,through 8 then, collectively, the holders of the notes will be able to exercise their associated warrants only on a first-come basis, until the Company issues shares of Common Stock up to the 19.99%  Cap threshold discussed above. As a result, this may present a scenario where some of our securities holders would be able to convert or exercise all of their securities, while others would not.  If the stockholders fail to approve Proposal No. 8, no additional nor any original warrants could be exercised below the initial exercise price of the warrants issued pursuant to the Registered Direct 2009 Offering.

The NYSE Amex has required, as a condition to listing, that the 19.99% Cap  on exercise be imposed and it may only be removed upon receipt of stockholder approval and ratification of all of the Proposals contained herein.  Notwithstanding stockholder approval of these Proposals, the listing on the NYSE Amex of any of the Proxy Shares that we may issue following such stockholder approvals will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or other NYSE Amex requirements.

Based upon the terms of the Registered Direct 2009 Offering, if we issue shares of our Common Stock or other securities convertible into such shares of our Common Stock a price less than $1.25 per share, then the warrants issued pursuant to the Registered Direct 2009 Offering shall be adjusted to the price at which we issued such additional securities and the number of shares of common stock issuable upon exercise of the November Warrants (as hereinafter defined) shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment.  However, no such adjustment shall occur until we receive shareholder approval – which we are contractually obligated to seek pursuant to the terms of the Registered Direct 2009 Offering – of the issuance of more than 19.99% of the number of shares of common stock outstanding as of the closing date of such financing.  As of the closing date of the Registered Direct 2009 Offering, we had 17,439,319 shares outstanding, which, under the NYSE Amex Rules requires the Company to obtain stockholder approval to issue more than 3,486,120 shares of common stock at a price below our common stock’s market value.

Potential Negative Effect on our Stock Price

If the Proposals receive the necessary authorizations, approvals and ratifications, in respect of the potential issuances of up to an aggregate of 30,000,000 additional shares of our Common Stock in connection with a potential offering (Proposal 1) and/or upon the conversion of the convertible notes and the exercise of the warrants described below (in Proposals 2, 3, 4, 5, 6 and 7), all of those shares will become eligible for resale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). These shares could also become eligible for resale in the public markets earlier upon the effectiveness of registration statements filed with the Securities and Exchange Commission (the “SEC”) covering their resale. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Potential Issuance Authorized by This Proxy Statement

The following table sets forth the total number of shares of common stock (or warrant or options shares, as applicable) issuable pursuant to each of the agreements described in the proposals set forth in this Proxy Statement (the “Proxy Shares”).  As of January 28, 2010, there are 23,439,261 shares of common stock issued and outstanding.  If all of the Proposals are approved at the meeting and the Company issues all of the shares authorized thereby, the number of outstanding shares of common stock will be 87,970,363 (such number  does not include the 12,121,288 options and warrants outstanding as of January 28, 2010 , or the 2,901,323 shares issuable under the Warrants issued in connection with the 10% Convertible Note ).

Proposal No.	Description of Offering	No. of Shares or Warrant Shares	Rounded % of Outstanding Common Stock at 1/25/2010
1.	Potential offering of new Shares	30,000,000	128.8%
2.	Series 1 & Series 2 Senior Notes Shares	13,096,386	55.9%
3.	a) 10% Convertible Note Shares b) Warrant Shares	6,719,617 2,901,323	28.7% 12.4%
4.	St. George Investments, LLC Note Shares	1,755,239	7.5%
5.	Cantone Research Inc. Bridge Loan Shares	404,526	1.7%
6.	Cantone Asset Management LLC Consulting Agreement Shares	514,286	2.2%
7.	Broker Shares for solicitation of 12% Senior Notes and 10% Convertible Notes	343,535	1.5%
8.	Registered Direct 2009 Offering Warrants	5,697,513	24.3%
9.	2010 Equity Incentive Plan Options	6,000,000	25.6%

	Total	67,432,425	287.7%

As of January 28, 2010 we had 23,439,261 shares of common stock outstanding and are currently only authorized to issue up to 100,000,000 shares of our common stock.  Therefore, we must increase our authorized capital to be able to issue all of the Proxy Shares.  Although we have not entered into any definitive agreements, Management is contemplating additional financings and business combinations to further our success; each of which would require issuing additional shares of common stock.  Since we must obtain shareholders approval to increase our authorized capital, which requires time and money that the Company could better expend, Management believes it is in the Company’s best interest to authorize more shares than are currently needed to issue all of the Proxy Shares.

PROPOSAL 1 — AUTHORIZE THE ISSUANCE OF UP TO 30,000,000 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

Background

       Our Board of Directors is currently contemplating initiating a private offering, exempt from registration pursuant to the provisions of Regulation D, with one or a limited number of third-party, accredited investors. It is possible that we will have initiated and/or closed such a potential offering by the time of the Special Meeting, although such a potential offering may not occur at all. The contemplated private offering (the “Potential New Offering”) may consist of shares of either Common Stock, convertible preferred stock (“Convertible Preferred Stock”), convertible debt (“Convertible Debt”), and/or warrants to purchase Common Stock, aggregating up to 30,000,000 shares of Common Stock, to a limited number of third-party, accredited investors (the “New Investors”), and a number of Common Stock purchase warrants (the “New Investor Warrants”) that would entitle the holders to purchase additional shares of our Common Stock, all at a discount of no greater than 30% of the then current market price of our common stock. If initiated, the Potential New Offering will be made on terms deemed acceptable by our Board of Directors, which may include a Convertible Preferred Stock or Convertible Debt conversion price per share and a New Investor Warrant exercise price at below the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

If stockholders do not authorize the Potential New Offering, it may not be initiated. If the Potential New Offering is initiated and does close, as to which there can be no assurances, the initial gross proceeds are estimated to be up to approximately $10,000,000, exclusive of any proceeds from any exercise of the New Investor Warrants. Under the NYSE Amex policy, the Potential New Offering must be closed within 90 days following stockholder approval or a subsequent approval of the stockholders may be deemed necessary by the NYSE Amex.

Need for Additional Financing

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Management believes that the initiation and closing of the Potential New Offering is in the best interest of the Company and its stockholders.

Need for Stockholder Approval

If the Potential New Offering is initiated and closes, in order for the New Investors thereafter to be permitted to convert all of their Convertible Preferred Stock or Convertible Debt into shares of our Common Stock and to exercise all of their New Investor Warrants, or in order for us to sell more than approximately 4,685,508 shares of our Common Stock, our stockholders must have approved this Proposal 1. Without stockholder approval, the shares of our Common Stock underlying the Convertible Preferred Stock, Convertible Debt and/or New Investor Warrants will be subject to listing approval on the NYSE Amex and the 19.99% Cap. As of January 28, 1010, we have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed Potential New Offering is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.

As noted above, given current market conditions, we may need to reduce our outstanding debt and offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance. If we do not obtain stockholder approval for this proposal, we may not be able to initiate and close the Potential New Offering.

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 30,000,000 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

We are currently contemplating initiating the Potential New Offering to a limited number of third-party accredited investors on terms and conditions deemed acceptable to our Board of Directors, which terms have not yet been finalized. If this proposal is approved at our Special Meeting, we will not need to solicit further authorization for the issuance of these securities by a vote of our stockholders prior to such issuance.

Increased Dilution

The proposal being voted on at our Special Meeting is related to the Potential New Offering. If Proposal 2 is approved and we issue Common Stock, Convertible Preferred Stock, Convertible Debt, and/or the shares underlying the New Investor Warrants, our existing stockholders will incur significant dilution of their interests. We would have approximately 53,000,000 shares of Common Stock outstanding if all the Convertible Preferred Stock and/or Convertible Debt is converted into Common Stock and all the New Investor Warrants are exercised.

Furthermore, if, Proposal 1 is approved and we issue shares of common stock or convertible securities into shares of our common stock at a price below $1.25, then the exercise price of the warrants issued to the investors of the Registered Direct Offering (the “November Warrants”), shall be adjusted to the price at which we issued such additional shares of common stock or other convertible securities and the number of shares of common stock issuable upon exercise of the November Warrants shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment.  Such an adjustment will result in a significant number of additional shares of common stock to be issued upon exercise of the November Warrants, which will further dilute our shareholder base.

You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 1 receives the necessary approval and we are authorized to issue up to 30,000,000 additional shares of our Common Stock upon the conversion of the Convertible Preferred Stock and/or Convertible Debt and the exercise of the New Investor Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period required under Rule 144 of the Securities Act and subject to the terms of the Potential New Offering. These shares could become eligible for resale in the public markets earlier if, subsequent to the sale of the Convertible Preferred Stock, Convertible Debt or Common Stock, we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 30,000,000 shares of Common Stock, or 30,000,000 shares of Common Stock upon conversion of yet to-be-issued Convertible Preferred Stock or Convertible Debt and the exercise of yet to-be-issued warrants at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the authorization of the issuance of
30,000,000 shares of Common Stock below the greater or a share of Common Stock’s book value or market value at the time of issuance.
________________

PROPOSAL 2 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 13,096,386 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

Background

On December 5, 2008, we conducted a first closing (the “First Closing”) of a private offering under Regulation D for the sale to accredited investors of units consisting of $1,077,500 principal amount of 12% senior promissory notes (“12% Senior Notes”) and five-year warrants (the “12% Investor Warrants”) to purchase a total of 862,000 shares of our Common Stock at $1.00 per share. We received $1,077,500 in gross proceeds in the First Closing. On January 30, 2009, we conducted a second closing (the “Second Closing”) of the 12% Senior Note Offering, whereby we sold an additional $680,000 principal amount of 12% Senior Notes and 12% Investor Warrants to purchase 544,000 shares of our Common Stock at $1.13 per share. Accordingly, a total of $1,757,500 in 12% Senior Notes and 12% Investor Warrants to purchase up to an aggregate of 1,406,000 shares of Common Stock in the 12% Senior Note Offering were sold.

We may receive additional gross proceeds of approximately $862,000 from the exercise of the 12% Investor Warrants issued in the First Closing and $614,720 from exercise of 12% Investor Warrants issued in the Second Closing, exclusive of any proceeds from the exercise of placement agent warrants issued in the 12% Senior Note Offering. No assurances can be given that any of the warrants will be exercised.

         In connection with the 12% Senior Note Offering, we agreed to file a registration statement by July 31, 2009 with the SEC on Form S-3 covering the secondary offering and resale of the shares of Common Stock underlying the 12% Investor Warrants sold in the offering.

Our exclusive placement agent was Cantone Research, Inc., a FINRA member broker-dealer. Cantone Research, Inc. received sales commissions of $175,750 and $60,225 non-accountable expenses for services in connection with the offering. In addition, we issued placement agent warrants (“12% Placement Agent Warrants,” and collectively with the 12% Investor Warrants, the “12% Note Warrants’) to purchase up to an aggregate of 140,600 shares, of which Cantone Research, Inc. received 12% Placement Agent Warrants to purchase up to an aggregate of 122,140 shares, Galileo Asset Management, S. A. received 12% Placement Agent Warrants to purchase 16,100 shares and Security Research Associates, Inc. received 12% Placement Agent Warrants to purchase up to an aggregate of 2,000 shares.

On exercise of the 12% Note Warrants, there will be up to an aggregate of 1,546,600 shares of Common Stock potentially issuable at $1.00 per share for 12% Note Warrants issued in the First Closing, and $1.13 per share for 12% Note Warrants issued in the Second Closing. If all of the 12% Note Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of up to an aggregate of approximately $1,580,000.

On May 4, 2009, we conducted a first closing (“Series 2 First Closing”) of a private offering under Regulation D for the sale to accredited investors of units consisting of $1,327,250 principal amount of 12% senior promissory notes (“12% Series 2 Notes,” together with the 12% Senior Notes, the “Series 1 and 2 Notes”) and five-year warrants (the “12% Series 2 Investor Warrants,” together with the 12% Series 1 Investor Warrants, the “Series 1 and 2 Warrants”) to purchase a total of 2,123,600 shares of our Common Stock at $0.98 per share. Under the terms of the offering, the exercise price of the Series 2 Investor Warrant was 115% of the five-day volume weighted average closing price of the our Common Stock on NYSE Amex for the five trading days prior to the date of the Series 2 First Closing. On June 12, 2009, we conducted a second closing (“Series 2 Second Closing”) of the 12% Series 2 Note Offerings whereby we sold an additional $468,500 principal amount of the 12% Series 2 Notes and 12% Series 2 Investor Warrants to purchase up to an aggregate of 749,600 shares of our Common Stock at $1.11 per share. Accordingly, a total of $1,795,750 in 12% Series 2 Notes, and 12% Series 2 Investor Warrants to purchase up to an aggregate of 2,873,200 shares of Common Stock in the 12% Series 2 Note Offerings were sold.

We may receive additional gross proceeds of approximately $2,081,000 from the exercise of the 12% Series 2 Investor Warrants issued in the Series 2 First Closing, and $approximately $832,000 from exercise of the 12% Series 2 Investor Warrants issued in the Series 2 Second Closing, exclusive of any proceeds from the exercise of placement agent warrants issued in the 12% Series 2 Note Offering. No assurances can be given that any of the 12% Series 2 Investor Warrants will be exercised.

        In addition, we issued placement agent warrants to purchase an aggregate of 287,320 shares of Common Stock (the “12% Series 2 Placement Agent Warrants,” collectively with the 12% Series 2 Investor Warrants, referred to herein as the “12% Series 2 Warrants”) to Cantone Research, Inc., our placement agent and its assignees.

The terms of the 12% Series 2 Notes also provide that if the stockholders of the Company do not approve of the Series 2 Note Offering by September 1, 2009 and the Company does not redeem the 12% Series 2 Notes by November 30, 2009, then the holders of such 12% Series 2 Notes shall be entitled to declare such notes in default and declare the entire principal and unpaid accrued interest thereon immediately due and payable.  Additionally, since we have not yet paid the interest that was due on December 1, 2009, we are in default.  Although we have not received any notice from the holders of the 12% Series 2 Notes requesting we cure this default, we have exceeded the cure period and therefore, all of the 12% Series 2 Notes are immediately due and payable and the interest is increased from 12% per annum to 18% per annum.

As of January 28, 2010, on exercise of the 12% Series 2 Warrants, there are 2,123,600 shares of Common Stock potentially issuable at $0.98 per share for 12% Series 2 Warrants issued in the Series 2 First Closing, and 749,600 shares of common stock potentially issuable at $1.13 for 12% Series 2 Warrants issued in the Series 2 Second Closing. If all of the 12% Series 2 Warrants discussed above are exercised (including the warrants issued to the Placement Agents),  of which there can be no guarantee, we will receive additional proceeds of approximately $3,200,000.

Need for Additional Financing

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations at the current level.

Based on our current need for additional financing, Management believes it is prudent to reserve as much cash as possible for our operations.  To that end, Management is proposing to exchange several of our outstanding notes for shares of our Common Stock.  As stated above, this will provide the Company with a less expensive means to repaying its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.

Although we have not received any notice from the holders of our 12% Senior Notes or 12% Series 2  Notes, we are in default on the 12% Series 2 Notes and therefore all of the 12% Series 2 Notes are immediately due and payable and the interest automatically increased from 12% per annum to 18% per annum.  Additionally, interest is due on the 12% Senior Notes in December and June.  Management does not believe we have sufficient cash to pay these debts and continue our operations.

Management believes that exchanging our outstanding debt for shares of common stock and the issuance of Common Stock upon exercise of the 12% Warrants is in the best interest of the Company and its stockholders.  Accordingly, on January [  ], 2010, we entered into an Exchange Agreement with the holders of the Series 1 and 2 Note pursuant to which we agreed, pending shareholder approval, to issue shares of common stock in exchange for the amount of principal and interest currently due on the 10% Convertible Notes (the “Exchange Agreement”).  Pursuant to the Exchange Agreement, the note holders may exchange the principal amount of their note for that number of shares of Common Stock as is equal to the quotient of: the amount of principal sought to be exchanged divided by seventy percent (70%) of the volume weighted average price (“VWAP”) for the five (5) trading days immediately preceding the date of the exchange request; provided however,  in no event shall the exchange price be less than $0.28 (the “Principal Price”).  Pursuant to the Exchange Agreement, we also agreed to issue shares of our common stock for all interest due between December 1, 2009 and June 30, 2010 (the “Interest Share Right Period) based upon the quotient of the amount of interest sought to be exchanged divided by $0.28; additionally, if the market price of our common stock after June 30, 2010 is equal to or above $0.28, we maintain the right to pay such interest in shares of our common stock at the Principal Price.  In consideration for agreeing to this exchange, the Company reduced the exercise price of the related warrants to $0.28 per share.

We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the Series 1 and 2 Warrants. There is no assurance that any of the Series 1 and 2 Warrants will ever be exercised. If all of the Series 1 and 2 Warrants are exercised for cash, we would receive aggregate gross proceeds of approximately $1,200,000. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.

Need for Stockholder Approval

In order to remove the 19.99% Cap so that we can issue all of the shares under the Exchange Agreement, including the shares of our common stock underlying the Warrants, our stockholders need to approve Proposal 2. As noted above, given current market conditions, we need to offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 19.99% Cap, we are required to obtain stockholder approval in connection with the Series 1 and 2 Offering. As of January 28, 1010, we have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed issuance of 1,096,386 shares of our Common Stock upon the exercise of the Series 1 and 2 Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 13,096,386 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the Senior 1 and 2 Note Offering. If Proposal 2 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur significant dilution of their interest.  If this Proposal is approved and we issue shares pursuant to the Exchange Agreement at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.  You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 2 receives the necessary approval and we are authorized to issue up to an aggregate of 13,096,386 additional shares of our Common Stock including  upon the exercise of the Series 1 and 2 Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of the S-3 registration statement that we filed with the SEC on May 15, 2009 covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to13,096,386 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Exchange Agreement and the related issuance of 13,096,386 shares of our Common Stock below the greater of a share of our Common Stock’s book value or market value at the time of issuance.
________________

PROPOSAL 3 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 9,620,940 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

Background

On September 15, 2008, we conducted the closing of a combined private offering of 10% convertible promissory notes (the “10% Convertible Notes”) under Regulation D and Regulation S of $2,510,000, maturing at the earlier of (i) the closing of a Qualified Public Offering of our Common Stock, if not mandatorily converted at the closing, or (ii) September 15, 2010 (the “Maturity Date”). For purposes thereof, “Qualified Public Offering” shall mean an equity offering of not less than $25 million in gross proceeds. The 10% Convertible Notes bear interest at the annual rate of ten percent (10%), which shall accrue and be payable on the Maturity Date. If all of the principal amount of a 10% Convertible Note has not been voluntarily converted by the holder, or a Qualified Public Offering causing a mandatory conversion shall not have occurred prior to the Maturity Date, the note holder shall receive additional interest (“Bonus Interest”) equal to fifty percent (50%) of the remaining principal amount of the 10% Convertible Note on the Maturity Date. Any unpaid Bonus Interest shall accrue interest thereafter at the rate of ten percent (10%) per annum thereon until paid.

The holders of the 10% Convertible Notes have the right to convert the entire principal and accrued interest thereof into our Common Stock at any time prior to the Maturity Date at $1.20 per share. Upon conversion of the 10% Convertible Notes into our Common Stock, the Company is obligated to issue warrants to purchase Common Stock (“10% Investor Warrants”) to the converting investors in the amount equal to fifty percent (50%) of the number of shares of Common Stock into which the 10% Convertible Notes were converted. The 10% Investor Warrants have a term of five years from the date of issuance and shall be exercisable at a price equal to 120% of our Common Stock price on the date of conversion; however, in no case will the exercise price be less than $2.80.

In connection with the sale of 10% Convertible Notes, we utilized the services of Jesup & Lamont Securities Corporation and Dawson James Securities, Inc., FINRA (NASD) member broker-dealers (the “Placement Agents”). For their services, the Placement Agents received commissions of 10% of the amount of the notes sold and an aggregate of $313,750 (2.5%) as due diligence and non-accountable expenses. The Placement Agents and their assigns also received five-year warrants (“10% Placement Agent Warrants” and, collectively with the 10% Investor Warrants, the “10% Note Warrants”) to purchase up to 209,167 shares of Common Stock, representing 115% of the five-day volume-weighted average price of our Common Stock up through and including September 12, 2008. The terms of these warrants require that we issue additional warrants in the case of certain dilutive issuances of our Common Stock through the first quarter of 2009. The number of additional warrants to be issued is based on the percentage decrease in share price of the dilutive issuance compared to the exercise price of the warrants.

As of January 28, 2010, on conversion of our 10% Convertible Notes, there will be 2,091,666 shares of Common Stock potentially issuable at $1.20 per share, 209,166 shares issuable on exercise of broker warrants issued in the offering, and 10% Note Warrants to purchase a maximum of 1,045,833 shares of our Common Stock (exclusive of any warrant shares issued on conversion of interest on the 10% Convertible Notes) issuable at a formula price based on the market price on the date of conversion subject to a minimum exercise price of $2.80. If all of the 10% Note Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of approximately $3,200,000. It should be noted that the warrant exercise price of $2.80 far exceeds the current market price of our Common Stock.

Need for Additional Financing and our Current Cash Position

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations.

Based on our current need for additional financing, Management believes it is prudent to reserve as much cash as possible for our operations.  To that end, on [  ] 2Management entered into an Exchange Agreement with the 10% Convertible Note Holders pursuant to which the Note Holders will exchange, and cancel, all of their outstanding notes in exchange, pending shareholder approval, for shares of our common stock (the “10% Exchange Agreement”).  As stated above, this will provide the Company with a less expensive means to repaying its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.

Pursuant to the 10% Exchange Agreement, the parties have agreed, pending shareholder approval, to issue that number of shares of Radient’s Common Stock (the “Penalty Common Stock”) as is equal to the quotient of: the amount of the 10% Note each holder is seeking to exchange divided by seventy percent (70%) of the VWAP for the five (5) trading days immediately preceding the date such shares are issued, provided, however, in no event shall the price be less than $0.28 (the “Penalty Price”); provided further that a Note Holder may only exchange one-tenth (1/10th) of the Note Holder’s Balance in any one month thereafter (each, an “Exchange”).  Additionally, upon the exchange of any or all of the 10% Note, such Note Holder shall receive Warrants to purchase a number of shares equal to 50% of the number of Penalty Common Stock received in an Exchange at an exercise price of $0.28 per share.

We will not receive any proceeds from the exchange of the outstanding 10% Convertible Notes. We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the 10% Note Warrants or the broker warrants issued in the offering. There is no assurance that any of the 10% Note Warrants will ever be issued or exercised. If all of these warrants are issued and exercised for cash, the gross proceeds will vary because the exercise price of certain of the 10% Note Warrants is determined by a market price driven formula. We intend to use any proceeds from the exercise of the 10% Note Warrants for working capital and other general corporate purposes.

Need for Stockholder Approval

In order to remove the 19.99% Cap so that we can issue all of the shares under the 10% Exchange Agreement and the related Warrants, our stockholders need to approve Proposal 3. As noted above, given current market conditions, we must offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 19.99% Cap we are required to obtain stockholder approval in connection with the 10% Convertible Note Offering. As of January 28, 2010, we have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed issuance of 9,620,940 shares of our Common Stock upon conversion of the 10% Convertible Notes and the exercise of the 10% Note Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 9,620,940  shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the 10% Exchange Agreement. If Proposal 3 is approved and we issue shares upon the exchange of the 10% Convertible Notes, shares issuable on exercise of broker warrants, and the shares underlying the 10% Note Warrants, our existing stockholders will incur significant dilution of their interests. If this Proposal is approved and we issue shares pursuant to the 10% Exchange Agreement at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.  We would have approximately 33,060,201 shares of Common Stock outstanding if all the 10% Convertible Notes are converted , all 32,495 of the shares issuable on exercise of the broker warrants, and all the 10% Note Warrants are exercised. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 3 receives the necessary approval and we are authorized to issue 9,620,940  additional shares of our Common Stock upon the exchange of the 10% Exchange Agreement and the exercise of the 10% Note Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the respective six-month holding periods required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of one or more resale registration statements. We filed an S-3 registration statement with the SEC on May 15, 2009 covering the resale of the shares underlying the 10% Convertible Notes. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 9,620,940  shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
10% Exchange Agreement and the related issuance of 9,620,940 shares of our Common Stock below the greater of a share of Common Stock’s book value or market value at the time of issuance.
________________

PROPOSAL 4 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 1,755,239 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

Background

On September 15, 2009, we entered into a Note and Warrant Purchase Agreement with St. George Investments, LLC, (the “Investor”; collectively with registered assigns, the “Holder”) (the “Purchase Agreement”). We issued and sold to the Investor (1) a 12% promissory note in the principal amount of Five Hundred Fifty-Five Thousand Five Hundred Fifty-Five and 56/100 Dollars ($555,555.56) (the “Note”) which is convertible into the Company’s common stock at 80% of the five day volume weighted average of the closing price of our common stock, subject to  a floor price of no less than $0.64 and on the terms and the conditions specified in the Note; and (2) a warrant to purchase 500,000 shares of the Company’s common stock, $0.001 par value per share, at an exercise price of $0.65 per share, subject to certain anti-dilution adjustments (the “St. George Warrant”). We also entered into a Registration Rights Agreement with the Investor which requires us to prepare and file a registration statement for the sale of the common stock issuable to the Investor under the Note and the Warrant before September 25, 2009 and to use our best efforts to cause the effectiveness of the registration statement which is no later than the earlier of (i) five (5) days after oral or written notice by the SEC that it may declared effective, or (ii) November 15, 2009. In connection with the financing, we have paid the fee of $25,000 to Galileo Asset Management, S.A., who served as our exclusive placement agent, a FINRA member broker-dealer.

Pursuant to the terms of the St. George Note, a decrease below $50,000 in the ten-day average daily trading volume of our stock constitutes a Trigger Event (as defined in the St. George Note), which triggers certain penalties.  St. George notified us that such Trigger Event occurred on each of October 20, 2009 and October 21, 2009, but agreed to waive the default and the penalties in exchange for 250,000 shares of our common stock (the “Default Shares”).  On October 23, 2009, we entered into a Waiver of Trigger Event agreement with St. George to reduce this agreement to writing, pursuant to which we also agreed to register the 250,000 shares by December 4, 2009.  Since we did not register the shares by such date and additional defaults have since occurred, we were once again in default of the St. George Note.  However, on December 11, 2009, we entered into a Waiver of Default agreement with St. George pursuant to which: (i) St. George waived all defaults through February 1, 2010 and agreed not to accelerate any amounts due under the St. George Note before February 1, 2010; (ii) St. George shall keep the 250,000 shares received pursuant to the Waiver of Trigger Event Agreement and we must register those shares on or before February 1, 2010; (iii) the principal amount of the Note shall increase by 25%; and, (iv) the interest on the St. George Note increased to the rate of 18% per annum.  In consideration for this waiver, we agreed to pay St. George a fee equal to 10% of the outstanding amount owed under the St. George Note, which fee shall be added to the balance of the St. George Note.  If we fail to deliver the shares to St. George by December 18, 2009 or the occurrence of certain other events set forth in the Waiver of Default occur, St. George shall remain entitled to the shares and to the 10% fee as compensatory damages.

       As of January 28, 2010, there is a St. George Warrant to purchase a maximum of 500,000 shares of our Common Stock issuable at $0.65 per share and 250,000 shares issued to St. George pursuant to the Waiver of Trigger Event.  If all of the St. George Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of approximately $84,000

Need for Additional Financing and Reservation of Cash

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations. Furthermore, in the event that we default on the St. George Note again, and it becomes due and payable in full, management believes that will not have the sufficient cash to pay back all the holders of the St. George Note and continue operations.

Management believes that the issuance of Common Stock upon the exercise of the St. George Warrants is in the best interest of the Company and its stockholders. We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the St. George Warrants although there is no assurance that any of them will ever be exercised. If all of these outstanding warrants are exercised for cash, we would receive aggregate gross proceeds of approximately $84,000. We intend to use any proceeds from the exercise of warrants for working capital and other general corporate purposes.

Based on our current need for additional financing and potential inability to pay back the St. George Note, Management believes it is prudent to reserve as much cash as possible for our operations.  To that end, the Company entered into an exchange agreement with St. George on [  ], pursuant to which St. George shall exchange the St. George Note for shares of our Common Stock.  As stated above, this will provide the Company with a less expensive means to repaying its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.  Pursuant to the exchange agreement, the Company shall exchange the St. George Note, including all accrued interest, for shares of our Common Stock at the rate of $0.28 per share (the “St. George Debt Exchange,” together with the St. George Warrant and Default Shares, the “St. George Transactions”).  Pursuant to the St. George Debt Exchange, the St. George Note, including all past and future interest due thereon, will be satisfied.

Need for Stockholder Approval

In order to remove the 19.99% Cap so that we can issue all of the shares pursuant to the St. George Transactions, stockholders need to approve Proposal 5.  At this time, pursuant to the terms of the Registered Direct Offering, we cannot issue shares at a price below $0.28 per share, which is less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 19.99% Cap we are required to obtain stockholder approval in connection with the Bridge Loan Exchange Agreement. As of the January 28, 2010, we  have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed issuance of 404,526 shares of our Common Stock in exchange for the Bridge Loan and upon exercise of the Bridge Loan Warrant, at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 1,755,239 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the Amendment. If Proposal 6 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur dilution of their interest. We would have approximately 23,953,546 shares of Common Stock outstanding if the Amendment Shares are issued. If this Proposal is approved and we issue shares pursuant to the Amendment at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.  You should, therefore, consider the potential dilution in determining whether to approve this proposal.

If this Proposal is approved and we issue shares at $0.28 per share, then the exercise price of the warrants we issued pursuant to our Registered Direct Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.

You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 5 receives the necessary approval and we are authorized to issue 1,755,239 additional shares of our Common Stock pursuant to the St. George Transactions, all of those shares will become eligible for sale in the public markets, after expiration of the respective six-month holding periods required under Rule 144 of the Securities Act.  These shares could become eligible for resale in the public markets earlier upon the effectiveness of the S-3 registration statement that we filed with the SEC on September 28, 2009 covering the resale of the shares.  Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to  1,755,239 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 1,755,239 shares of our Common Stock below the greater of a share of Common Stock’s book value or market value at the time of issuance.
________________

PROPOSAL 5 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 404,526 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

Background

On September 10, 2009, Radient entered into a Bridge Loan Agreement (the “Bridge Loan Agreement”) with the Investor whereby the Investor provided the Company with a Bridge Loan for $58,000 (the “Bridge Loan”) at an interest rate of 12% per annum (the “Interest Rate”), due and payable – together with all accrued and unpaid interest –  on or before December 1, 2009.  The Investor also receive a two year warrant to purchase up to 116,000 shares of the Company’s Common Stock exercisable at $0.60 per share (the “Bridge Loan Warrant”).  Pursuant to the terms of the Bridge Loan Agreement, since the Bridge Loan was not paid before October 9, 2009, the Interest Rate automatically increased to 18% per annum, retroactive to September 10, 2009, until the Bridge Loan is paid in full, causing the Company to owe a total of $6,225 in interest payments through February 9, 2010 (the “Default Interest Payment”).  Under the Bridge Loan Agreement, the Company agreed to pay the Investor $2,000 to reimburse the Investor for legal fees related to the default (the “Initial Legal Fees,”).  Additionally, since the Bridge Loan was not repaid by December 1, 2009, $25,000 was added to the principal value of the Bridge Loan obligation, making the principle value of the Bridge Loan $83,000 (the “New Principal Amount”), plus up to $10,000 for any out-of-pocket legal costs that the Investor may incur to collect the obligation (together with the Initial Legal Fees, the “Legal Fees”).

On exercise of the Bridge Loan  Warrants, there will be up to an aggregate of 116,000 shares of Common Stock potentially issuable at $0.60 per share. If all of the Bridge Loan Warrants are exercised, as to which there can be no assurance, we will receive additional proceeds of up to an aggregate of approximately $70,000.

Need for Additional Financing

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations at the current level.

Based on our current need for additional financing, Management believes it is prudent to reserve as much cash as possible for our operations.  To that end, on [  ], Management entered into an exchange agreement with the holders of the Bridge Loan to exchange all of the outstanding principal and interest on the Bridge Loan for shares of our Common Stock.  As stated above, this will provide the Company with a less expensive means to repaying its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.  Pursuant to that exchange agreement, the parties agreed, pending shareholder approval, to issue 404,526 shares of common stock in exchange for the amount of principal and interest currently due on the Bridge Loan, as well as all of the other fees we agreed to pay under the Bridge Loan (the “Bridge Exchange Agreement”).    In consideration for entering into the Bridge Exchange Agreement, we agreed to reduce the exercise price of the Bridge Loan Warrants to $0.28 per share.

We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the Bridge Loan Warrants, if and when they are exercised, of which there can be no guarantee.  If all of the Bridge Loan Warrants are exercised at the new price, we would receive aggregate gross proceeds of approximately $32,500. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.

Need for Stockholder Approval

In order to remove the 19.99% Cap so that we can issue all of the shares under the Bridge Exchange Agreement, including the shares of our common stock underlying the Warrants, our stockholders need to approve Proposal 5. As noted above, given current market conditions, we need to offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 19.99% Cap we are required to obtain stockholder approval in connection with the Bridge Loan Exchange Agreement. As of the January 28, 2010, we  have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed issuance of 404,526 shares of our Common Stock in exchange for the Bridge Loan and upon exercise of the Bridge Loan Warrants at a price below the greater of its book value or market value at the time of issuance is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713.

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 404,526 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the Bridge Loan. If Proposal 5 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur significant dilution of their interest. We would have approximately  23,843,787 shares of Common Stock outstanding if all the Bridge Loan Warrants were exercised. If this Proposal is approved and we issue shares pursuant to the Bridge Exchange Agreement at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.  You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 5 receives the necessary approval and we are authorized to issue up to an aggregate of 404,526 additional shares of our Common Stock upon the exercise of the Bridge Loan Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 404,526 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Bridge Exchange Agreement and the related issuance of 404,526 shares of our Common Stock below the greater of a share of our Common Stock’s book value or market value at the time of issuance.
________________

PROPOSAL 6 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK TO ONE OF OUR CONSULTANTS

Background

        We entered into a Consulting Agreement with Cantone Asset Management, LLC (“Cantone”) on September 10, 2009 (the “Agreement”), pursuant to which we owe Cantone a cash consulting fee of $144,000.  Cantone also received warrants to purchase shares of our common stock pursuant to the Agreement.  Due to our current cash situation, Cantone agreed to accept shares of our common stock in lieu of cash for the payment of their cash fee and as consideration therefore, we agreed to reduce the warrant exercise price from $0.60 per share to $0.28 per share (the “Amendment”).  Pursuant to the Amendment, subject to shareholder approval, we shall issue Cantone an aggregate of 514,285 shares of Radient’s common stock, par value $0.001 (the “Amendment Shares”).

As noted above, our Company has a need for additional financing. Unless (i) we have raised additional financing, (ii) substantially improved our cash position and turnover of receivables, (iii) a significant number of the warrants sold in prior private placement offerings have been exercised, or (iv) a significant number of other outstanding options or warrants have been exercised, we will need to raise additional funds from the sale of our securities to maintain our operations at the current level.  Based on our current need for additional financing, Management believes it was prudent to enter into the Amendment.

We may receive proceeds from the issuance of shares of our Common Stock upon the exercise of the warrants issued to Cantone, if and when they are exercised, of which there can be no guarantee.  If all of the Cantone Warrants are exercised at the new price, we would receive aggregate gross proceeds of approximately $56,000. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.

Need for Stockholder Approval

Although the shares to be issued pursuant to the Amendment and underlying Cantone’s warrant are well below the 19.99% Cap, Management believes it is prudent to obtain shareholder approval of such shares in the event that the AMEX includes these shares in the total number of shares to be issued as part of their  calculation in connection with the other issuances described herein, all of which we must present to the AMEX for listing approval.  Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.  Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the Amendment. If Proposal 6 is approved and we issue shares upon the exercise of the related warrants, our existing stockholders will incur dilution of their interest. We would have approximately 23,953,546 shares of Common Stock outstanding if the Amendment Shares are issued. If this Proposal is approved and we issue shares pursuant to the Amendment at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase.  You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 6 receives the necessary approval and we are authorized to issue up to an aggregate of 514,286 additional shares of our Common Stock upon the exercise of the Cantone Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 514,286 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 514,286 shares of our Common Stock to our Consultant.
________________

PROPOSAL 7 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 343,535 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK AS CONSIDERATION FOR SERVICES RENDERED TO US

Although we believe it is in the Company and shareholders’ best interest to approve the exchange agreements and related issuance of shares pursuant thereto as discussed above in Proposal 2, 3 and 5 above, we were required to negotiate with the various note holders to obtain their agreement to exchange their rights to receive cash for shares of our common stock and sign the respective exchange agreements.  In connection therewith, Cantone Research, Inc., Jesup & Lamont Securities Corporation and Dawson James Securities, Inc. (the “Negotiators”), the placement agents of the original note transactions, agreed to assist us with those negotiations and obtain the note holders’ signatures on the respective exchange agreements.  For their services, we agreed to pay the Negotiators a fee equal to two percent (2%) of the total principal and interest that is due, up through March 1, 2010, on the Series 1 and 2 Notes and the 10% Convertible Notes (the “Exchange Fee”).  As of the date of the respective agreements to pay such shares, the total amount of principal and interest of the Series 1 and 2 Notes subject to the Exchange Fee is $3,952,402.50, 2% of which is $79,048 (the “Series 1 and 2 Fee”) and the amount of principal and interest of the 10% Convertible Notes subject to the Exchange fee is $1,881,493, 2% of which is $37,630 (the “10% Fee,” together with the Series 1 and 2 Fee, the “2% Fee).  The parties agreed to pay the Exchange Fee in that number of shares of the Company’s common stock as is equal to the quotient of the 2% Fee divided by $0.28, which totals an aggregate of 343,535shares for the Negotiators (the “Fee Shares”).  The Company also agreed to reduce the exercise price of the original placement agent warrant issued to the Negotiators at the time of the original note transactions to $0.28 per share.

As noted above, our Company has a need for additional financing.  Based on those needs, as well as our current cash position,  Management believes it is prudent to reserve as much cash as possible for our operations.  Management believes that entry into the exchange agreements discussed in proposals 2, 3 and 5 was a positive and intelligent method to achieve those goals since it will enable the Company to use its cash for current operations rather than the repayment of debt.  However, the Company had to obtain the note holders’ consent to the exchange, which required negotiations and discussions with such persons.  We had approximately 120 note holders, each of which had to be contacted and informed of the potential debt exchange.  As this required a great amount of time and effort, all of which would be for the benefit of the long term success of the Company, Management believed that the Negotiators deserved to be compensated for their efforts to obtain such consent.  As the Negotiators are aware of the Company’s current position, they agreed to accept their fee in shares of the Company’s common stock rather than have the Company expand any additional cash.

Need for Stockholder Approval

Although the Fee Shares are well below the 19.99% Cap, Management believes it is prudent to obtain shareholder approval of such shares in the event that the AMEX includes these shares in the total number of shares to be issued as part of their calculation in connection with the other issuances described herein, all of which we must present to the AMEX for listing approval.  Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue the Fee Shares requires the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the Fee
Shares ( 343,535 shares of our Common Stock).
________________

PROPOSAL 8 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 5,697,513 SHARES OF
POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF
COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE

         On November 30, 2009, the Company entered into a Securities Purchase Agreement with two institutional investors.  Pursuant to the Securities Purchase Agreement, we sold an aggregate of 3,289,285 shares (the “Shares”) of our common stock and warrants (“Warrants”) to purchase up to an additional 1,644,643 shares of our common stock to such investors for gross proceeds of $921,000 (the “Offering”).  The Shares and Warrants were sold in units, with each unit consisting of two Shares and a Warrant to purchase one share of common stock.  The purchase price was $0.28 per Share.  Subject to certain ownership limitations, the Warrants have an initial exercise price of $1.25 per share (the “Exercise Price”), subject to adjustment, and may be exercised at any time and from time to time on or after the six month anniversary of the date of delivery of the Warrants through and including the six and one-half-year anniversary thereof.

          Pursuant to the terms of the Warrants, if the Company issues additional shares of common stock or securities exercisable into shares of common stock at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price”), then, the Exercise Price shall be reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment (the “Warrant Adjustment”).  However, no Warrant Adjustment can occur until we receive shareholder approval of the issuance of all of the Shares and shares underlying the Warrants in excess of 19.99% of the issued and outstanding Common Stock on the closing date of the Offering.

         As of January 28, 1010, we have 23,439,261 shares of common stock issued and outstanding.  If proposal 2, 3, 4, 5 and 6 are approved and we issue the shares pursuant to the respective exchange agreements discussed  herein at a price below $1.25, we will have to adjust the Exercise Price of the Warrants to $0.28 per share (the “Adjusted Exercise Price”).  If all of the Warrants are exercised at the Adjusted Exercise Price, we will have to issue an aggregate of 5,697,513 shares of our common stock, which alone exceeds 19.99% of our issued and outstanding shares of common stock.

As expressed throughout this Proxy Statement, the Company needs additional financing and must reserve its cash for operations.  Management believes that the exchange agreements discussed elsewhere in this Proxy Statement are the best way to achieve that goal.  However, such issuances will require an adjustment in the Warrants issued pursuant to the Securities Purchase Agreement.

We may receive proceeds from the issuance of shares of our Common Stock if and when the Warrants are exercised, of which there can be no assurances.  If all of the Warrants are issued and exercised for cash, the gross proceeds will be approximately $460,500.  We intend to use any proceeds from the exercise of the Warrants for working capital and other general corporate purposes.

Need for Stockholder Approval

In order to remove the 19.99% Cap so that we can issue all of the shares under the Securities Purchase Agreement, including pursuant to the Warrant Adjustment, which will be required if the stockholders approve Proposals 1 through 7, our stockholders need to approve Proposal 8.  As noted above, given current market conditions, we must offer and sell shares of our Common Stock or other securities that are convertible into or exercisable for shares of Common Stock, at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our Common Stock’s book value or its market value at the time of issuance.

As noted above, under Rule 713 of the Company Guide of the NYSE Amex, on which our Common Stock is listed, in order to remove the 19.99% Cap we are required to obtain stockholder approval in connection with the Warrant Adjustment. As of the January 28, 2010, we have 23,439,261 shares of Common Stock outstanding. Accordingly, our proposed issuance of 5,697,513 shares of our Common Stock upon exercise of the Warrant at the Adjusted Exercise Price is being submitted to the stockholders for approval in order to comply with NYSE Amex Rule 713

Notwithstanding stockholder approval of this proposal, the listing on the NYSE Amex of any of the 5,697,513 shares that we may issue following such stockholder approval will require NYSE Amex approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.

If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

This proposal is solely related to the adjustment in the exercise price of the warrants issued pursuant to the Securities Purchase Agreement. If Proposal 8 is approved and we issue shares upon the exercise of the Warrants, our existing stockholders will incur significant dilution of their interests. We would have approximately 29,136,774 shares of Common Stock outstanding if all the Warrants pursuant to the Warrant Adjustment are exercised, which number does not include the issuance of all of the other shares of common stock that would have been issued and would have triggered the Warrant Adjustment.  You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 8 receives the necessary approval and we are authorized to issue 5,697,513 additional shares of our Common Stock upon the exercise of the Warrants at the Adjusted Exercise Price, all of those shares will become eligible for sale in the public markets, after expiration of the respective six-month holding periods required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of one or more resale registration statements. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our Common Stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to  5,697,513 shares of Common Stock at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 5,697,513 shares of our Common Stock below the greater of a share of Common Stock’s book value or market value at the time of issuance.

________________

PROPOSAL 9 — APPROVE AMENDING OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES

If our Shareholders approval Proposals 1 through 8, we may issue up to 67,432,425 shares of our common stock.  Since our current certificate of incorporation authorizes us to issue up to a total of 100,000,000 shares of common stock, we must increase our authorized capital to have enough shares to issue pursuant to the various agreements we entered into as referenced in Proposals 1 through 8.  Additionally, in our efforts to further Radient’s success and the value of our shareholders investment in our Company, our Board of Directors may seek to complete additional financings in the future and having additional authorized capital available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting. Accordingly, we seek your approval to amend our Certificate of Incorporation so that we shall have 200,000,000 shares of authorized common stock.

As recognized above, although the issuance of additional shares will dilute existing stockholders, Management believes that the exchange agreements triggering such issuances will ultimately increase the overall value of Radient to its stockholders, as will potential financings. We will most likely attempt to raise cash from a private placement of our common stock or a registered offering of our common stock and may use our common stock for additional acquisitions; therefore, we need to increase our authorized capital.

Other than meeting our contractual obligations to maintain and be able to issue all of the shares under the various agreements discussed in Proposals 1 through 8, there are certain advantages and disadvantages of an increase in our authorized stock.  The advantages include:
•	The ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions.
•	To have shares of stock available to pursue business expansion opportunities, if any.

The disadvantages include:
•
The issuance of authorized but unissued stock could be used to deter a potential takeover of Radient that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors’ desires.  A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.  We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•
Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

If the shareholders approve this proposal, the Board shall file an Amendment to our Certificate of Incorporation with the Secretary of State of Delaware.  The increase in our authorized capital will become effective on the date of filing.  The text of the Articles of Amendment is set forth in Exhibit A hereto.

The approval of our proposal to amend our certificate of incorporation and increase our authorized capital requires the affirmative vote of at least a majority of the votes cast by the holders of shares of Common Stock present or represented at the meeting and entitled to vote.

________________

Our Board of Directors recommends that stockholders vote “FOR” the amendment to our certificate of incorporation to increase our authorized capital.
________________

PROPOSAL 10 - APPROVAL OF 2010 PERFORMANCE AND EQUITY INCENTIVE PLAN

The Plan

     Our Board of Directors unanimously approved the 2010 Performance and Equity Incentive Plan (the “2010 Plan”), subject to stockholder approval at this Special Meeting. Our Board of Directors is requesting that our stockholders approve the 2010 Plan because of its belief that the 2010 Plan is in the Company’s best interest and that of our stockholders. The following summary of certain features of the 2010 Plan is qualified in its entirety by reference to the actual text of the 2010 Plan, which is attached as Exhibit B to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2010 Plan at any time.

     The 2010 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the 2010 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

     A maximum of 6,000,000 shares of Common Stock may be issued and awarded under the 2010 Plan; however, as of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Equity Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 1,000,000. The maximum number of shares of Common Stock that may be subject to stock awards granted to any one participant during any single year period is 3,000,000.

     The 2010 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the 2010 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”)162(m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Amending the Plan

      The Board may amend, alter, suspend, discontinue, or terminate the Equity Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.  The Board may also waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.  Except as provided in the following sentence, the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Equity Plan.  In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Board will not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

Options and Rights

       Options and Stock Appreciation Rights may be granted under the Equity Plan.  The exercise price of options granted shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.  The Board or Committee shall fix the term of each Option, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder” as such term is used in Section 422(c)(5) of the Code).

        A Stock Appreciation Right granted under the Equity Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Federal Income Tax Consequences

       The current federal income tax consequences of grants under the Equity Plan are generally described below. This description of tax consequences is not a complete description, and is based on the Internal Revenue Code as presently in effect, which is subject to change, and is not intended to be a complete description of the federal income tax aspects of options and stock awards under the Equity Plan. Accordingly, the discussion does not deal with all federal income tax consequences that may be relevant to a particular recipient, or any foreign, state or local tax considerations. Accordingly, potential recipients are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of receiving an Award under the Equity Plan.

Nonqualified Stock Options

        A recipient will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. We will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The recipient’s tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the recipient. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The recipient’s holding period for shares acquired upon exercise will begin on the date of exercise.

Incentive Stock Options

       A recipient who receives incentive stock options generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference, which may give rise to alternative minimum tax liability at the time of exercise. If the recipient/optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to us for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired upon exercise of an incentive stock option disposes of the shares, the recipient/optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by us for federal income tax purposes.

Stock Awards

        If a recipient receives an unrestricted stock award, he/she will recognize compensation income upon the grant of the stock award. If a recipient receives a restricted stock award, he/she normally will not recognize taxable income upon receipt of the stock award until the stock is transferable by the recipient or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the stock is either transferable or no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A recipient may, however, elect to recognize ordinary compensation income in the year the stock award is granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. We will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the recipient recognizes compensation income with respect to a stock award. Any gain or loss recognized by the recipient upon subsequent disposition of the shares will be capital gain or loss.

Tax Deductibility under Section 162(m)

       Section 162(m) of the Internal Revenue Code disallows a public company’s deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Equity Plan is intended to permit all options to qualify as performance-based compensation at the Board of Directors or Committee’s discretion.  If an Award is to qualify as such, it shall clearly state so in the award agreement.

Withholding

       We have the right to deduct any taxes required to be withheld with respect to grants under the Equity Plan. We may require that the participant pay to us the amount of any required withholding. The Compensation Committee may permit the participant to elect to have withheld from the shares issuable to him or her with respect to an option or restricted stock the number of shares with a value equal to the required tax withholding amount.

No award may be granted during any suspension or after termination of the 2010 Plan.

Vote Required; Board of Directors’ Recommendation

     The approval of the 2010 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

________________

Our Board of Directors recommends that stockholders vote “FOR” approval and adoption of the
 2010 Performance and Equity Incentive Plan.
________________

OUTSTANDING EQUITY COMPENSATION PLAN INFORMATION

The following provides information concerning compensation plans under which equity securities of the Company were authorized for issuance as of December 31, 2008:

(c)
Number of
securities
	(a)		remaining
	Number of		available
	securities to	(b)	for future
	be	Weighed-	issuances under
	issued upon	average	equity
	exercise of	exercise price of	compensation
	outstanding	Outstanding	plans (excluding
	options,	options,	securities
	warrants	warrants	reflected in
Plan Category	and rights	and rights	Column (a))
Equity compensation plans approved by security holders	2,257,001	$3.93	965,489
Equity compensation plans not approved by security holders	168,750	$3.52	-0-
Total	2,425,751	$3.90	965,489

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all compensation received during the two years ended December 31, 2008 by our Chief Executive Officer, Chief Financial Officer and each of the other two most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the Named Executive Officers in this Proxy Statement.  As of October 31, 2008, Mr. Dreher resigned as our President and CEO and Douglas MacLellan was appointed to fill those positions; however, we are required to provide executive compensation information for the last two completed fiscal years.  Although our last fiscal year ended on December 31, 2009, we have not yet completed – nor are we required to have – the final calculations and analysis for such year end; such information will be available in our Annual Report on Form 10-K, which is due on March 31, 2010.    Upon Mr. MacLellan’s appointment, we agreed to pay him an annual base salary of $360,000 and he is also entitled to certain bonuses, the latter of which he has deferred until the Company’s cash position improves.

Name & Principal Position(4)	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All other Compensation ($)		Total ($)
Gary L Dreher, President & CEO	2008	$541,667	$100,000	$500,420	$164,815	(2)(3)	$1,306,902
	2007	$457,896	$90,000	$607,160	$61,337	(2)	$1,216,393
Frank Zheng	2008	$360,000	$85,000	$48,958	—		$493,958
	2007	$204,000	—	—	—		$204,000
Minghui Jia	2008	$240,000	$85,000	$48,958	—		$373,958
	2007	$156,000	—	—	—		$156,000
____________

(1)
The value of option awards included in this column represents the compensation costs recognized by the Company in fiscal year 2008 and 2007 for option awards made or modified in 2008 and 2007 calculated pursuant to SFAS No. 123(R). The values included within this column have not been, and may never be realized. The options might never be exercised and the value received by the executive officer or the Chief Financial Officer, if any, will depend on the share price on the exercise date. The assumptions used by the Company with respect to the valuation of the option awards are set forth in the Notes to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K. There were no forfeitures during the year.

(2)	Mr. Dreher’s perquisites and other personal benefits include certain amounts for life insurance, car allowance and membership dues aggregate $14,815.

(3)
Effective as of October 31, 2008, Mr. Dreher resigned and his compensation as an executive officer ceased as of such date. He received $125,000 upon the effective date of his Severance Agreement, and the Company paid $25,000 of his legal expenses. In addition we agreed to pay Mr. Dreher $540,000 in monthly installments of $18,000, commencing January 31, 2009 for consulting services, as well as continuation of certain insurance coverage.

(4)	Excludes any compensation payable to Mr. MacLellan who replaced Mr. Dreher as our President and Chief Executive Officer in October 2008.

Compensation of Directors

In 2008, each director received a monthly retainer for his services as a director. Such monthly fees were as follows: Mr. MacLellan received $20,000 per month; Dr. Thompson received $10,000 per month; Mr. Boswell received $10,000 per month; and Mr. Arquilla received $5,000 per month. In addition, certain members of our Board of Directors received cash compensation for their services in 2008 on committees at the rate of $5,000 per month. Until his election as Chief Executive Officer, as Chairman of our Compensation Committee and of our Audit Committee, Mr. MacLellan received an additional $15,000 per month and, as Chairman of our Governance Committee, Dr. Thompson received an additional $5,000 per month in 2008.

Effective June 1, 2009, in connection with across-the-board comprehensive cost containment measures, our Board of Director voted to reduce fees paid to independent directors to $2,500 for in-person attendance and $500 for telephonic attendance at Board meetings. As Chairman of our Compensation Committee and of our Audit Committee, Mr. Boswell will receive an additional $10,000 per year and, as Chairman of our Governance Committee, Dr. Thompson will receive an additional $1,000 per year.

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Edward R. Arquilla, M.D.	$62,500	$19,583	$82,083
Douglas C. MacLellan(2)	$255,000	$195,833	$450,833
William M Thompson III, M.D.	$130,000	$48,958	$178,958
Michael Boswell	$10,000	$0	$10,000
____________

(1)
The value of option awards included in this column represent the compensation costs recognized by the Company in fiscal year 2008 for option awards made in 2008 and in prior fiscal years calculated pursuant to SFAS No. 123(R). The values included within this column have not been, and may never be realized. The options might never be exercised and the value received, if any, by the director, will depend on the share price on the exercise date. The assumptions used by the Company with respect to the valuation of the option awards are set forth in the Notes to our Consolidated Financial Statements, which are included in our Annual Report on Form 10-K for the period ending December 31, 2008.

(2)	Mr. MacLellan served as an independent director until November 1, 2008, when he was appointed our Chief Executive Officer.

We indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. This is permitted by our Certificate of Incorporation and our Bylaws.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our shares of Common Stock as of February 11, 2010 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our Common Stock, (ii) each of our directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

Name and Address	Number of Shares		Percentage Owned
Douglas C. MacLellan 8924 Delgany Avenue Playa del Rey, CA 90293	446,000	(1)
Akio Ariura	140,000	(2)[ ]
William M. Thompson III, M.D. 408 Town Square Lane Huntington Beach, CA 92648	180,000	(3)
Edward R. Arquilla, M.D., Ph.D. Department of Pathology University of California — Irvine Irvine, CA 92697	96,494	(4)
Minghui Jia Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	1,022,672	(5)
Fang Zheng Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	1,022,672	(6)
Jade Capital Group, Ltd. Room 2502 Shun Hing Square 5002 Shennan Ave LuoHu Shenzhen China 518008	972,672	(7)
Michael Boswell 400 Professional Drive Suite 310 Gaithersburg, MD 20879	0	(8)
All Directors and Officers as a group (5 persons)	1,885,166
____________

(1)	Includes 446,000 shares of Common Stock issuable upon the exercise of options at $0.75 per share,

(2)	Includes 140,000 shares of Common Stock issuable on exercise of options at $.75 per share.

(3)	Includes 180,000 shares of Common Stock issuable upon the exercise of options at $0.75 per share. Excludes 40,000 shares of Common Stock approved by stockholder but not yet issued.

(4)	Includes 80,000 shares of Common Stock issuable upon the exercise of options at $0.75 per share. Excludes 40,000 shares of Common Stock approved by stockholder but not yet issued.

(5)
Includes 972,672 shares held in the name of Jade Capital Group, Ltd. of which Mr. Jia is a director and principal stockholder, options to purchase 50,000 shares of Common Stock exercisable at $0.75 per share.

(6)
Includes 972,672 shares held in the name of Jade Capital Group Ltd. of which Mr. Zheng is a director and principal stockholder, options to purchase 50,000 shares of Common Stock exercisable at $0.75 per share.

(7)
Includes 100,000 shares held in escrow held by a third party for the issuance by the SFDA of a permit or the equivalent regulatory approval for the Company to sell and distribute DR-70 in the PRC. Amendment No. 3 to the Escrow agreement was executed on March 24 2009 extending the required approval date to March 28, 2010.

(8)	Excludes 40,000 shares of Common Stock approved by stockholder but not yet issued.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholder proposals intended to be presented in the proxy materials for the 2010 Annual Meeting of Stockholders must be received by us at our principal office in Tustin, California no later than September 21, 2010. Proposals must satisfy the requirements of the proxy rules promulgated by the SEC.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our Proxy Statement must notify us also by September 21, 2010. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal. In addition, the proposal must contain the specific information required by our bylaws, as then in effect, a copy of which may be obtained by writing to our Secretary.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate with our Chairman of the Board, the directors as a group, the non-employee directors, or an individual director directly by submitting a letter in a sealed envelope labeled accordingly and with instruction to forward the communication to the appropriate party. This letter should be placed in a larger envelope and mailed to the attention of our Secretary at Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780.

OUR AUDITORS

Representatives from KMJ | Corbin & Company LLP, the Company’s independent registered public accounting firm, are not expected to attend the Special Meeting; nor will they be available via telephone during the Special Meeting to respond to any questions.

OTHER MATTERS

Our Board of Directors knows of no matters, other than the proposals presented above, to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as our Board of Directors may recommend.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Investor Relations, Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780; Telephone: (949) 505-4460. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact RADIENT at the address and phone number above.

INFORMATION ON RADIENT’S WEB SITE

Information on any RADIENT web site or the web site of any subsidiary or affiliate of RADIENT is not part of this document and you should not rely on that information in deciding whether to approve the proposals described in the Proxy Statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate” into this proxy statement information we file with it in other documents. This means that we can disclose important information to you by referring to other documents that contain that information. The information incorporated by reference is considered to be part of this proxy statement, and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below (some of which were filed under our former name "AMDL, Inc.”) except to the extent information in those documents is different from the information contained in this proxy statement, and all future documents filed with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until we terminate the offering of these shares:

●	Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on April 15, 2009 (File No. 001-16695-09834060);

●	Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2009 filed with the SEC on May 15, 2009 (File No. 001-16695- 09801103);

●	Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2009 filed with the SEC on August 19, 2009 (File No. 001-16695-091024982);

●	Registrant’s Quarterly Report on Form 10-Q for the three months ended September 30, 2009 filed with the SEC on November 23, 2009 (File No. 001-16695-091202483); and

●	The description of the Registrant’s common stock contained in its Registration Statement on Form 8-A12B filed with the SEC on September 21, 2001 (File No. 001-16695-1741905).

We will provide without charge to each person, including any beneficial owner of common stock, to whom this proxy statement is delivered, upon the written or oral request of such person, a copy of any and all of the documents that have been incorporated by reference in this proxy statement (not including exhibits to such documents unless such exhibits are specifically incorporated by reference therein). Requests should be directed to: Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780-7039, Attention: Akio Ariura, Chief Operating Officer, Telephone (714) 505-4460.

By order of the Board of Directors,

President and Chief Executive Officer

Tustin, California
[ ], 2010

Exhibit A
Articles of Amendment to Articles of Incorporation
for
RADIENT PHARMACEUTICALS CORPORATION

Name of the Corporation is RADIENT PHARMACEUTICALS CORPORATION

The articles have been amended as follows:

ARTICLE IV. Capitalization

The Corporation shall have authority to issue an aggregate of 225,000,000 shares, of which 25,000,000 shares shall be preferred stock, $0.001 par value (hereinafter, “Preferred Stock”) and 200,000,000 shares shall be common stock, par value $0.001 (hereinafter, “Common Stock”). The powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class and series which the Corporation shall be authorized to issue, is as follows:

(a)
Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

(i)
The distinctive designation of, and the number of shares of Preferred Stock that shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

(ii)
The rate and times at which and the terms and conditions on which dividends, if any, on the shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation or on any series of Preferred Stock; any limitations, restrictions, or conditions on the payment of such dividends; and whether such dividends shall be cumulative or noncumulative;

(iii)
The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Corporation and the terms and conditions of such conversion or exchange;

(iv)
Whether shares of the series shall be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any other class or classes of stock of the Corporation, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(v)
The rights, if any, of the holders of shares of the series on voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of this Corporation;

(vi)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series;

(vii)
The voting powers, if any, of the holders of shares of the series that may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the board of directors may determine;

(viii)	The restrictions, limitations, and conditions, if any, upon issuance of indebtedness of the Corporation, so long as any shares of such series are outstanding; and

(ix)
Any other preferences and relative, participating, optional, or other special rights and qualifications, limitations, and restrictions not inconsistent with law, the provisions of this article, or any resolution of the board of directors of the Corporation pursuant hereto.

(b)	Common Stock. The Common Stock shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:

(i)
After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to an other conditions which may be required by the General Corporation Law of Delaware, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

(ii)
After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each without distinction as to series; and

(iii)
Except as may otherwise be required by law or this Certificate of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including, any vote to amend this Certificate of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.

(c)
Consideration for Shares. The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon.

(d)
No Preemptive Rights. Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of any class of the Corporation or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire, shares of any class of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

(e)
Unclaimed Property. Anything herein contained to the contrary notwithstanding, any and all right, title, interest, and claim in and to any dividends declared or other distributions made by the Corporation, whether in cash, stock, or otherwise, that are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents, or other agents or depositories shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

(f)
Increase or Decrease in Authorized Shares. Except as otherwise provided in this article or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, voting as a single class.

Signatures

___________________
Douglas MacLellan

Chief Executive Officer

Exhibit B
2010 Equity and Incentive Performance Plan

Radient Pharmaceuticals Corporation
2010 EQUITY INCENTIVE PLAN

SECTION 1.   PURPOSE

The purposes of this Radient Pharmaceuticals Corporation 2010 Equity Incentive Plan (the "Plan") are to encourage selected employees, directors and consultants of Radient Pharmaceuticals Corporation (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.   DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)   "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)   "Consultant" shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor.  Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) "Committee" shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

(h) "Employee" shall mean any employee of the Company or of any Affiliate.

(i)   "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(n) "Participant" shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(o) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q) INTENTIONALLY LEFT BLANK

(r) "Released Securities" shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

(t) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u)   "Shares" shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(v) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.   ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its  administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the  Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date  or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without  constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations  necessary or advisable for the Plan's administration.  The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4.   SHARES AVAILABLE FOR AWARDS
(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE.  The number of Shares available for granting Awards under the Plan shall be (A) 6,000,000, plus (B) additional Shares as follows:  As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 1,000,000 subject to adjustment as provided in Section 4(b).  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.  Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 6,000,000.

	(ii)		ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

		(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

	(iii)		SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS.  In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5.   ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan.  The Board shall approve any Awards granted to members of the Committee.

SECTION 6.   AWARDS
(a)
OPTIONS.  The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i)
EXERCISE PRICE.  The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)
OPTION TERM.  The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder) as such term is used in Section 422(c)(5) of the Code).

(iii)
TIME AND METHOD OF EXERCISE.  The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS.  The Board and the Committee are hereby authorized to grant Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

	(i)	ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.
(ii)

RESTRICTIONS.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)
REGISTRATION.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE.  Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.  Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)
PERFORMANCE AWARDS.  The Board and the Committee are hereby authorized to grant Performance Awards.  Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish.  Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee.  The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate.  Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS.  The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.  Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)
OTHER STOCK-BASED AWARDS.  The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law.  Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.

	(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.  Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
LIMITS ON TRANSFER OF AWARDS.  No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes.  Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
TERM OF AWARDS.  The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)
PER-PERSON LIMITATION ON AWARDS.  The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b).  The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $10,000,000.

(vii)
SHARE CERTIFICATES.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN.  The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)
AMENDMENTS TO AWARDS.  The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS.  Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.  In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES.  The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS.  No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
DELEGATION.  The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not "covered employees" for purposes of Section 162(m) of the Code.

(c)
WITHHOLDING.  The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional  compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)
NO RIGHT TO EMPLOYMENT.  The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate.  Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)
GOVERNING LAW.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(g)
SEVERABILITY.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)
NO TRUST OR FUND CREATED.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)
NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)
HEADINGS.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9.   EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective February 1, 2010 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 10.  TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date.  However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing 2010 Equity Incentive Plan was duly adopted and approved by the Board of Directors on _______________ and approved by the shareholders of the Company effective ______________.

Radient Pharmaceuticals Corporation

By:______________________________
Secretary

PROXY
RADIENT PHARMACEUTICALS CORPORATION
2492 Walnut Avenue, Suite 100
Tustin, California 92780
SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON APRIL 8, 2010
10 AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned hereby appoints Douglas C. MacLellan and Akio Ariura, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Radient Pharmaceuticals Corporation held of record by the undersigned, that the undersigned may be entitled to vote, at the close of business on February 11, 2010, at the Special Meeting of Stockholders of Radient Pharmaceuticals Corporation to be held on April 8, 2010, and any continuation(s), postponement(s) or adjournment(s) thereof.

(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS CONTAINED HEREIN. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

(1)
POTENTIAL NEW OFFERING: To authorize the issuance of up to 30,000,000 shares of our common stock, par value $0.001 (the “Common Stock) in connection with a potential offering of either Common Stock, convertible preferred stock, convertible debt and/or warrants to purchase Common Stock, to one or a limited number of third-party, accredited investors, which number of potentially issuable shares would constitute up to approximately 128% of our issued and outstanding shares as of January 28, 2010, on terms deemed acceptable by our Board of Directors, which may include a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at the time of issuance, but not greater than a 30% discount to such value.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)
ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING NOTES AND ACCOMPANYING WARRANTS: To approve and ratify the issuance of up to 13,096,386 shares of our Common Stock, issuable upon exchange and cancellation of the principal amount of the outstanding 12% Series 1 Notes we issued in December 2008 and January 30, 2009 (the “Series 1 Notes”) and in May and June 2009 (the “Series 2 Notes,” together with the Series 1 Notes, the “Series 1 and 2 Notes”), respectively, all of the interest accrued thereon at the new rate of 18% per annum and a reduction in the accompanying warrant price, which number of potentially issuable shares constitutes approximately 55.9% of our issued and outstanding shares as of January 28, 2010.  The principal of the Series 1 and  2 Notes shall be exchanged for shares after April 1, 2010 at a rate that shall be based upon the VWAP for the five (5) trading days immediately following the Exchange Date (as hereinafter defined), which shall not be less than $0.28 per share (the “VWAP Rate”); the interest shall be exchanged for shares at the VWAP Rate; and, the exercise price of the warrants shall be reduced to $0.28 per share; and which will be issued upon entry into an exchange agreement with the holders of the Series 1 and 2 Notes (the “Exchange Date”) (for details of the Series 1 and 2 Notes, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)
ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING NOTES: To approve and ratify the issuance the issuance of up to 9,620,940 shares of our Common Stock, issuable upon exchange and cancellation of the principal amount of the outstanding 10% Convertible Promissory Note we issued in September 2008 (the “10% Convertible Note”) and all of the interest accrued thereon at the new rate of 18% per annum, and exercise of the related warrants, which number of potentially issuable shares constituted approximately 41.1% of our issued and outstanding shares as of January 28, 2010.  Such shares shall be issued at the VWAP Rate and will be issued upon entry into an exchange agreement with the holders of the 10% Convertible Note (for details of the 10% Convertible Note, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)
ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING NOTES AND UNDERLYING WARRANTS: To approve and ratify the issuance of up to 1,755,239 shares of our Common Stock, issuable: (i) upon exchange and cancellation of the principal amount of the outstanding 12% promissory note we issued in September 15, 2009 (the “September 12% Note”) at a rate of $0.28 per share; (ii) 250,000 shares issuable due to the default of the September 12% Note; and, (iii) 500,000 shares of common stock underlying the warrants issued with the September 12% Note, which aggregate number of potentially issuable shares constituted approximately 7.5% of our issued and outstanding shares as of January 28, 2010 (for details of the September 12% Note and related Exchange Agreement, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)
ISSUANCE OF COMMON STOCK IN EXCHANGE FOR EXISTING NOTES: To approve and ratify the issuance of up to 404,526 shares of our Common Stock, issuable upon exchange and cancellation of the: (i) principal amount of the outstanding Bridge Note we issued in September 2009 (the “Bridge Note”); (ii) all of the interest accrued thereon, accruing at the contractual default rate of 18% per annum; (iii) a reduction of the warrant exercise price issued pursuant to the Bridge Note to $0.28 per share; and (iv) all other fees we contractually agreed to pay pursuant to the Bridge Note, all pursuant to an exchange agreement with such note holders.  This issuance constitutes 1.7% of our issued and outstanding shares as of January 28, 2010 (for details of the Bridge Note and related Exchange Agreement, please see the enclosed Notice of Meeting and Proxy Statement)

☐ FOR	☐ AGAINST	☐ ABSTAIN

(6)
ISSUANCE OF COMMON STOCK IN EXCHANGE FOR FEES DUE UNDER A CONSULTING AGREEMENT:  To approve and ratify the issuance of up to 514,286 shares of our Common Stock, issuable in exchange for cash consulting fees due under the Consulting Agreement with Cantone Asset Management, LLC (“CAM”) dated September 9, 2009 (“Cantone Consulting Agreement”) and the reduction in the warrant exercise price from $0.60 per share to $0.28 per share of warrants to purchase 200,000 shares issued to CAM in connection therewith.  This issuance constitutes 2.2% of our issued and outstanding shares as of January 28, 2010 hereof (for details of the Cantone Consulting Agreement and related exchange terms, please see the enclosed Notice of Meeting and Proxy Statement)

☐ FOR	☐ AGAINST	☐ ABSTAIN

(7)
ISSUANCE OF COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED:  To approve and ratify the issuance of up to 343,535 shares of our Common Stock, to the placement agent of the 10% Convertible Note and the Series 1 and 2 Notes in consideration for their efforts in connection with obtaining the note holders’ consent to the exchange agreements referenced in the previous proposals.  This issuance constitutes 1.5% of our issued and outstanding shares as of January 28, 2010 (for details of the this transaction, please see the enclosed Notice of Meeting and Proxy Statement)

☐ FOR	☐ AGAINST	☐ ABSTAIN

(8)
ISSUANCE OF COMMON STOCK UNDERLYING EXISTING WARRANTS: To approve and ratify the issuance of up to 5,967,513 shares of our Common Stock on exercise of outstanding warrants to purchase shares of Common Stock, which number of potentially issuable shares constitutes approximately 24.3% of our issued and outstanding shares as of January 28, 2010, at a potential issuance price per share below the greater of a share of our Common Stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such warrants and the placement agents in the Registered Direct Offering (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(9)	APPROVAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL BY 100,000,000 SHARES OF COMMON STOCK

☐ FOR	☐ AGAINST	☐ ABSTAIN

(10)	APPROVE THE 2010 PERFORMANCE AND EQUITY INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:  _____________________________________________, 2010

______________________________________________________________________________________
                                                                                           Signature

______________________________________________________________________________________
Signature, if held jointly